RESIDENTIAL FUNDING CORPORATION        COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ1
RAMP 2002-RZ1
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                        NEW ISSUE COMPUTATIONAL MATERIALS
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                                    GMAC RFC


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                           $445,000,000 (APPROXIMATE)
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                           RAMP SERIES 2002-RZ1 TRUST

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                    RESIDENTIAL ASSET MORTGAGE PRODUCT, INC.
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                           SELLER AND MASTER SERVICER
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       The following is a preliminary Term Sheet. All terms and statements are subject to change.


                         RESIDENTIAL FUNDING SECURITIES
                                 A GMAC Company

                                 AS UNDERWRITER



                                FEBRUARY 12, 2002


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING CORPORATION        COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ1
RAMP 2002-RZ1
________________________________________________________________________________



STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND
OTHER INFORMATION
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The  information  herein  has  been  provided  solely  by  Residential   Funding
Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                     Page 2
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RESIDENTIAL FUNDING CORPORATION        COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ1
RAMP 2002-RZ1
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 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
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CURRENT PRINCIPAL BALANCE               $445,000,204.79
(AS OF 2/1/02)

Loan Count                                        2,853
Average Current Principal Balance           $155,976.24
Current Principal Balance ($)
           22,650  -   100,001                   12.01%
          100,001  -   200,001                   47.65%
          200,001  -   300,001                   31.03%
          300,001  -   400,001                    7.47%
          400,001  -   500,001                    1.46%
          500,001  -   600,001                    0.24%
          600,001  -   620,000                    0.14%

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WA GROSS COUPON                                  8.748%

Range of Gross Coupons (%)               6.000%-12.375%

            6.000  -   6.499                      0.02%
            7.000  -   7.499                      0.41%
            7.500  -   7.999                     14.20%
            8.000  -   8.499                     26.73%
            8.500  -   8.999                     28.00%
            9.000  -   9.499                     13.02%
            9.500  -   9.999                      8.85%
           10.000  -   10.499                     2.98%
           10.500  -   10.999                     3.52%
           11.000  -   11.499                     1.17%
           11.500  -   11.999                     0.76%
           12.000  -   12.375                     0.35%
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WA AGE (MONTHS)                                      2

WA Original Term to Maturity (months)              359
WA Remaining to Maturity Term (months)             356
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Balloon / Fully Amortizing                0.20%/99.80%
First Lien                                     100.00%
WA Debt-to-Income Ratio                          39.39
WA CREDIT SCORE                                    706

Range of Credit Scores                         580-820
              580  -   599                        1.86%
              600  -   619                        4.83%
              620  -   639                        7.24%
              640  -   659                        6.46%
              660  -   679                        6.69%
              680  -   699                       14.88%
              700  -   719                       11.62%
              720  -   739                       18.04%
              740  -   759                       14.31%
              760  -   779                        9.08%
              780  -   799                        4.46%
              800  -   820                        0.52%
--------------------------------------------------------

________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING CORPORATION        COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ1
RAMP 2002-RZ1
________________________________________________________________________________


--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


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
WA ORIGINAL LTV                                 102.30%

Range of Original LTV (%)                87.00%-107.00%
          87.00  -   90.00                        0.21%
          90.01  -   95.00                        5.23%
          95.01  -   100.00                      34.90%
         100.01  -   101.00                       1.14%
         101.01  -   102.00                       3.01%
         102.01  -   103.00                      24.77%
         103.01  -   104.00                       4.21%
         104.01  -   105.00                       5.19%
         105.01  -   106.00                       2.71%
         106.01  -   107.00                      18.63%
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CREDIT GRADE
A1                                               44.94%
A2                                               26.33%
A3                                               13.52%
A4                                               10.89%
AX                                                2.10%
AM                                                2.22%
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PROPERTY TYPE
Single-family detached                           76.98%
Planned Unit Developments (detached)             10.44%
Condo Low-Rise (less than 5 stories)              8.36%
Planned Unit Developments (attached)              3.41%
Townhouse                                         0.77%
Leasehold                                         0.05%
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OCCUPANCY STATUS
Owner Occupied                                   96.74%
Non-Owner Occupied/Unknown                        3.26%
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DOCUMENTATION
Full Documentation                               85.31%
Limited Documentation                            14.69%
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LOAN PURPOSE
Equity Refinance                                 17.09%
Purchase                                         74.98%
Rate/Term Refinance                               7.93%
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PREPAYMENT PENALTY TERM
None                                             55.18%
12 months                                         3.84%
24 months                                         0.89%
36 months                                        36.94%
48 months                                         0.27%
60 months                                         2.42%
Other (not more than 60 months)                   0.46%

GEOGRAPHIC CONCENTRATION (> 5%)
                                              27.99% CA
                                               6.00% FL
                                               4.91% WA
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


This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                     Page 4
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